UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

RENOVARO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 13, 2024 (the “Closing Date”), Renovaro Inc., a Delaware corporation (the ”Company”), acquired all of the issued and outstanding equity interests of Renovaro Cube Intl Ltd., (fka: GEDi Cube Intl Ltd.) a private company formed under the laws of England and Wales (“Renovaro Cube”), pursuant to that certain Stock Purchase Agreement, dated September 28, 2023, by and among the Company, Renovaro Cube, the sellers party thereto and Yalla Yalla Ltd., in its capacity as the representative of the sellers (the “Acquisition”).

This Current Report on Form 8-K/A amends the Current Report on Form 8-K the Company filed on February 14, 2024, to include Renovaro Cube’s audited financial statements as of and for the years ended December 31, 2023 and 2022 and the unaudited pro forma combined financial information after giving effect to the Acquisition as of December 31, 2023 and for the six months ended December 31, 2023 and the year ended June 30, 2023, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The consolidated financial statements of Renovaro Cube as of December 31, 2023 and 2022 and the related consolidated balance sheets, statements of operations, consolidate statements of changes in stockholders’ deficit and consolidated statements of cash flows for the period from January 1, 2023 to August 23, 2023, period from August 24, 2023 to December 31, 2023, and for the year ended December 31, 2022, together with the accompanying notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company for the six-month period ended December 31, 2023 is filed as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
23.1	Consent of Sadler, Gibb & Associates	Filed herewith
99.1	Audited financial statements of Renovaro Cube Intl Ltd. as of and for the years ended December 31, 2023 and 2022.	Filed herewith
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2023, Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended December 31, 2023 and the year ended June 30, 2023	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO INC.

By:	/s/ Mark Dybul, M.D.
Name: Mark Dybul Title: Chief Executive Officer

Date: April 24, 2024